Exhibit 10.4

Final Execution Version

Certain identified information in this exhibit, marked by [***], has been excluded because it is both (i) not material, and (ii) the type that the registrant treats as private or confidential.

AMENDMENT NO.3

This Amendment No.3 (“the “Amendment”) to the Collaboration, License and Development Agreement dated December 7th, 2012 (the “Agreement”), is made by and between

(1)	ASTRAZENECA AB, a company incorporated in Sweden under no. 556011-7482 with its registered office at 151 85 Södertälje, Sweden and with offices at SE-43 183 Mölndal, Sweden (“AstraZeneca”)
(2)	Ionis Pharmaceuticals, Inc., a Delaware corporation, (formally known as Isis Pharmaceuticals, Inc.) having its principal place of business at 2855 Gazelle Court, Carlsbad, CA 92010 (“Ionis”)

and is made effective as of the day of January 18th 2016 (the “Amendment Effective Date”)

Recitals

WHEREAS, the Parties entered into the Agreement

WHEREAS the Agreement amongst others provides for the Parties to conduct discovery efforts on three targets

WHEREAS these discovery efforts have resulted in the identification of a oligonucleotide drug targeting the [***] gene

WHEREAS the Parties desire to further amend, modify and restate certain terms and conditions of the Agreement with regards to the Parties rights and obligations with regards to the Oncology Research and Development Plan with a view in particular to enable the further development of the [***] targeted drug.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.	Definitions
Any capitalized term not separately defined in this Amendment shall have the meaning ascribed to it in the Agreement.

2.	Modifications

Article 3.3.3 shall be deleted and replaced by the following :

3.3.3 Oncology Development Candidate Selection. Ionis will notify AstraZeneca in writing promptly after designating an Oncology Lead Candidate and, together with such notice, Ionis will provide AstraZeneca the applicable Lead Candidate Data Package. As promptly as possible (but no later than [***] days after AstraZeneca receives such Lead Candidate Data Package) (each such [***]-day deadline, which AstraZeneca has determined is sufficient for AstraZeneca to complete its candidate selection identification criteria analysis, an “Oncology Development Candidate Decision Deadline”), AstraZeneca will determine whether to select the Oncology Lead Candidate (or another Oncology Compound) as an Oncology Development Candidate. In addition, during such [***]-day period, AstraZeneca will keep the JSC apprised of AstraZeneca’s progress in making a decision regarding which Oncology Compound AstraZeneca may select as the Oncology Development Candidate to enable Ionis to plan as early as possible for manufacturing of the Oncology Development Candidate for IND-Enabling Toxicology Studies. If the JSC determines that any back up Oncology Compound to the proposed Oncology Lead Candidate should be considered alongside the proposed Oncology Lead Candidate, then the JSC may unanimously agree to extend the Oncology Development Candidate Decision Deadline if the JSC determines AstraZeneca should have additional time to consider both candidates before making a decision as to which may be selected as the Oncology Development Candidate. If AstraZeneca selects the Oncology Lead Candidate or any other Oncology Compound as an Oncology Development Candidate, then AstraZeneca will notify Ionis of such selection by the Oncology Development Candidate Decision Deadline and will pay Ionis the Designation of Oncology Development Candidate milestone payment under Section 8.6  within 30 days after AstraZeneca’s receipt of an invoice from Ionis.  In addition, provided Ionis has supplied the API to AstraZeneca in accordance with Section 4.6.1 (b) (iii) or Section 4.6.1 (b) (iv), as applicable, AstraZeneca will initiate IND-Enabling Toxicology Studies under the applicable Oncology Research and Development Plan no later than [***] days after AstraZeneca pays Ionis the Designation of Oncology Development Candidate milestone payment under Section 8.6. Notwithstanding the foregoing and for the avoidance of doubt, solely for any  Oncology Development Candidate targeting [***] (“a [***] Candidate”), the Oncology Development Candidate milestone payment will be due upon the earlier of (i) the completion of [***] and [***] of  [***] of the [***] for such [***] Candidate; and (ii) [***], which will be deemed to be the ”Oncology Development Candidate Decision Deadline” for any [***] Develpment Candidate.  However, the [***] will be extended by one day for every day beyond [***] Ionis delivers API for the GLP toxicology study to AstraZeneca as set forth below (which API will be deemed delivered upon delivery to a carrier designated by AstraZeneca at Ionis manufacturing facility).

If AstraZeneca either (i) does not provide Ionis written notice that AstraZeneca has selected the Oncology Lead Candidate or any other Oncology Compound as the Oncology Development Candidate by the Oncology Development Candidate Decision Deadline, or (ii), provides Ionis written notice that AstraZeneca has not selected the Oncology Lead Candidate or any other Oncology Compound as the Oncology Development Candidate by the Oncology Development Candidate Decision Deadline, then such Oncology Collaboration Program will no longer be a part of this Agreement and AstraZeneca’s Option for (and Ionis’ obligations with respect to) such Oncology Collaboration Program will terminate and no milestone payments for such Oncology Collaboration Program will be payable.

Article 4.6.1 shall be deleted and replaced by the following:

4.6.1 Collaboration Manufacturing and Supply.

Supplies for Activities under the Collaboration Plans.

(a)
Ionis Conducted Activities. [***], Ionis will supply API and finished Product sufficient to support the Ionis Conducted Activities designated under a given Collaboration Plan, including but not limited to the API to support the IND Enabling Toxicology Studies for the AR Program.

(b)	AstraZeneca Conducted Activities. In addition, with respect to the AstraZeneca Conducted Activities, Ionis will supply (the “Initial Supply”):

(i)	STAT3 Program Supply. API and finished Product sufficient to support the [***] that will be conducted by AstraZeneca under the STAT3 Research and Development Plan;

(ii)	AR Program Supply. The quantity of API [***] (which will be set forth in the AR Research and Development Plan) to support the [***] for the AR Development Candidate;

(iii)
[***] Program Supply. Up to [***] kilograms of API of the [***] Candidate, to be delivered in [***] [***]  the [***] of up to [***] kilogram to support the [***], and other [***] to be delivered by [***], provided and released in the same manner Isis releases API for [***] it conducts, and the [***] of up to [***] kilograms to support the [***], to be delivered by [***], and to be provided under cGMP in the same manner as Isis has supplied API for the STAT3 and AR Programs (AstraZeneca will be responsible for formulation and filling of all API so provided by Ionis),  and

(iv)
Other Oncology Programs. The quantity of API [***] for each Oncology Development Candidate other than the [***] Candidate, and the quantity of API [***] (which will be set forth in the applicable Oncology Research and Development Plan) for each Oncology Development Candidate.

In each of the foregoing cases in this Section 4.6.1 (b), AstraZeneca will pay Ionis for such API and/or finished Product at [***], within 60 days after AstraZeneca’s receipt of the applicable invoice. Notwithstanding the foregoing and for the avoidance of doubt, Ionis will provide AstraZeneca the API outlined in Section 4.6.1(b)(iii) [***].  In the event that AstraZeneca does not [***] the [***] for a [***] Development Candidate, then AstraZeneca will [***] $[***] per kilogram, which is equal to [***] for the [***] API provided by Ionis to AstraZeneca, with such [***].  For the avoidance of doubt, if AstraZeneca has [***] the [***] for the [***] Development Candidate, AstraZeneca shall be under no obligation to [***] for the [***].

Other than the finished Product sufficient to support the [***] in patients under the STAT3 Research and Development Plan, AstraZeneca is responsible for supplying finished Product for all AstraZeneca Conducted Activities. In addition, should AstraZeneca require additional API or research-grade Compound for the STAT3 Program or the AR Program for pre-clinical studies in [***] not covered by the STAT3 or AR Research and Development Plan or in connection with the Oncology Research and Development Plans, then, at AstraZeneca’s reasonable request, Ionis will use its reasonable endeavors to provide (A) such API to AstraZeneca at [***], or (B) such research-grade Compound for such [***] studies [***] of such Compound (and for any additional quantities of research-grade Compound, at [***].

It is intended that the API lot used for [***] under a given Collaboration Plan will be of sufficient size to also use in the [***] of the relevant Product.

Article 8.4, Table 3, shall be deleted and replaced by the following:

Table 3
Oncology Product Milestone Event	Oncology Product Milestone Event Payment
[***]	$[***]
[***]	$[***]

[***]	$[***]

[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]

3.	Amendment Effective Date

This Amendment shall become effective on the Amendment Effective Date.

4.	Entire Agreement
This Amendment, together with the Agreement, constitutes the entire agreement between the Parties with respect to the subject matter of the Agreeement. The Agreeemnt together with this Amendment and any prior Amendments thereto supersedes all prior agreements, whether written or oral, with respect to the subject matter of the Agreeemnet, as amended. Each Party confirms that it is not relying on any representations, warranties or covenants of the other Party except as specifically set out in the Agreement as amended. Nothing in this Agreement is intended to limit or exclude any liability or fraud. All Schedules referred to in this Amendment are intended to be and are hereby specifically incorporated into and made a part of the Agreement. The Parties hereby agree that subject to the modifciations specifically stated in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

5.	Execution

THIS AMENDMENT IS EXECUTED by the authorized representatives of the parties as of the date first written above.

ASTRAZENECA AB		Ionis Pharmaceuticals, Inc.

Signature :	/s/ Marcus Schindler	Signature:	/s/ B. Lynne Parshall

Name :	Marcus Schindler	Name :	B. Lynne Parshall

Title :	Vice President, Head of CVMD iMed AstraZeneca AB	Title :	Chief Operating Officer